EXHIBIT 10.9

PROMISSORY NOTE

$300,000.00	November 15, 2011

        FOR VALUE RECEIVED, on the dates and in the amounts so herein stipulated, INTELLINETICS, INC., hereinafter called "Maker", hereby promises to pay to the order of Alpharion Capital Partners, Inc., at 9300 Shelbyville Road, Suite 1000, Louisville, KY 40222 hereinafter called "Lender", or at such other address as Lender may hereafter designate to Maker in writing, the sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,00.00), in lawful money of the United States of America, which shall be legal tender, in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the whole of the principal amount hereof, together with all accrued interest, from time to time outstanding prior to the maturity of this Note at a rate per annum equal to three and one-quarter percent (3.25%).

This Note shall be due and payable in a single balloon payment One Hundred Eighty (180) days after the date first written above, and shall be paid by the Maker to Lender in immediately available funds by check or wire transfer to Lender’s bank account.

        The principal balance and accrued interest of this Note may be prepaid, in whole or in part, at any time without any prepayment penalty. All payments, including prepayments, shall be applied first to accrued interest to the date of payment and then to principal.         All past-due principal and all accrued and past-due interest on this Note shall bear interest until paid at the rate set forth above.

        It is agreed that if default shall be made in any payment due hereon and such default is not cured within ten (10) days after written notice of such default is given by Lender to Maker, or if there is a material default in any of the terms, covenants, agreements, conditions or provisions set forth in any instrument or document given to secure this Note and such default is not cured within thirty (30) days after written notice of such default is given by the Lender to the Maker or as soon thereafter as is reasonably practicable in the event such default cannot be cured within thirty (30) days, or should Maker, become insolvent or commit an act of bankruptcy or make an assignment for the benefit of creditors or authorize the filing of a voluntary petition in bankruptcy, or should a receiver of any of their property be appointed, or should involuntary bankruptcy proceedings be filed or threatened against Maker, then in any such event, at the option of the holder hereof at any time thereafter, without demand or notice, the unpaid principal balance of this Note, and all accrued interest shall immediately become due and payable.

        If this Note is placed in the hands of an attorney for collection or if collected by suit or through bankruptcy, probate, receivership or other legal or judicial proceedings, the Maker hereof agrees to pay as the reasonable costs of collection and reasonable attorney's fees incurred related thereto.

        The Maker (i) waives demand, presentment for payment, notice of intention to accelerate the maturity of this Note and to declare the entire balance of the indebtedness evidenced hereby due and payable, notice that the entire balance of the indebtedness evidenced hereby has been declared due and payable, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, (ii) agrees to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon, (iii) agrees that Lender or other holder hereof shall not be required first to institute suit or exhaust its remedies hereon against the Maker or others liable or to become liable hereon or enforce its rights against any security herefor in order to enforce payment of this Note by it, and (iv) consents to any extensions or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.

        Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Lender of any other holder hereof and handled for collection in the customary manner, but the same shall not constitute payment hereunder or diminish any right of the Lender or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Lender or any other holder hereof and applied to this indebtedness as herein provided.

        This Note shall be paid and performed in the State of Ohio, and the laws of the State of Ohio shall govern the construction, validity, enforcement, and interpretation hereof, except to the extent federal laws otherwise govern the validity, construction, enforcement, and interpretation hereof. If any additional rights or remedies are hereafter granted to creditors under the laws of the State of Ohio or under the laws of the United States of America, the Lender shall also have and may exercise any such additional rights or remedies. Venue for any action brought on this Note shall be proper in any state or federal court sitting in Columbus, Ohio, and having jurisdiction of such action.

        IN WITNESS WHEREOF, the undersigned Maker has duly executed this Note as of the day and year above first written.

INTELLINETICS, INC.

/s/ Matthew L. Chretien
Name: Matthew Chretien
Title: EVP/CTO

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To Subscribe for Convertible Promissory Notes of Intellinetics, Inc.

1.	Complete, Sign and Date the “Signature Page” on page 9 of the Subscription Agreement.
2.	Initial the “Accredited Investor Certification” on page 10.
3.	Return all signed original documents with payment to:

Intellinetics, Inc.

2190 Dividend Drive

Columbus, OH 43228-3806

Please make your subscription payment payable to the order of: Intellinetics, Inc.

For wiring funds directly, please use the following instructions:

Bank Name:	Huntington Bank
41 S. High Street, Columbus 43215

ABA Number:	044000024

Account Name:	Intellinetics, Inc.

Account Number:	01892012810

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intellinetics, INC.

SUBSCRIPTION AGREEMENt

August 31, 2011

Intellinetics, Inc.

2190 Dividend Drive

Columbus, OH 43228-3806

Ladies and Gentlemen:

1.        Subscription. The undersigned subscriber(s) (“Subscriber”), subject to the terms and conditions hereof, hereby irrevocably subscribes for the principal amount of the promissory notes (the “Subscribed Notes”), of Intellinetics, Inc. (the “Company”), set forth on the signature page to this Agreement.

2.        Payment. Concurrently with the delivery of this executed Subscription Agreement, Subscriber is delivering to the Company the aggregate purchase price for the Subscribed Notes in the amount and form(s) of consideration as set forth on the signature page to this Agreement, or by wire transfer pursuant to the instructions provided herein.

Such funds will be held for the Subscriber’s benefit, and will be returned promptly, without interest, penalty, expense or deduction if the Company does not accept this Subscription Agreement or if the Company terminates the Offering.

3.        Acceptance of Subscription. The Subscriber understands and agrees that the Company in its sole discretion reserves the right to either accept or reject this or any other subscription for the Subscribed Notes, in whole or in part, and in any order, notwithstanding prior receipt by the Subscriber of notice of acceptance of this subscription. Subscriptions are subject to allotment before and after acceptance. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the offering is terminated, all funds received from the Subscriber will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

4.        Representations and Warranties. The Subscriber hereby acknowledges, represents, warrants, and agrees as follows:

(a)        The Subscribed Notes offered are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Subscriber understands that the offering and sale of the Subscribed Notes is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement;

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(b)        The Subscriber and Subscriber’s attorney, accountant, purchaser representative and/or tax advisor (the “Advisers”), if any, have received all documents requested by the Subscriber, have carefully reviewed and understand the information contained therein, and the Subscriber and the Advisers, if any, agree to abide by the terms set forth in this Subscription Agreement;

(c)        Neither the Securities and Exchange Commission nor any state securities commission has approved the Subscribed Notes, or passed upon or endorsed the merits of this transaction. This Subscription Agreement has not been reviewed by any federal, state or other regulatory authority;

(d)        All documents, records, and books pertaining to the investment in the Subscribed Notes have been made available for inspection by such Subscriber and the Advisers;

(e)        The Subscriber and the Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Subscribed Notes and the business of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and the Advisers, if any;

(f)        In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as contained in documents or answers to questions so furnished to the Subscriber and the Advisers, if any, by the Company;

(g)        The Subscriber is unaware of, is no way relying on, and did not become aware of the Subscribed Notes through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet, in connection with the offering and sale of the Subscribed Notes and is not subscribing for the Subscribed Notes and did not become aware of the offering of the Subscribed Notes through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally;

(h)        The Subscriber has taken no action other than that fully disclosed to the company which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(i)        The Subscriber, either alone or together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Subscribed Notes to evaluate the merits and risks of an investment in the Subscribed Notes and the Company and to make an informed investment decision with respect thereto;

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(j)        The Subscriber is not relying on the Company or any of its respective employees, directors, shareholders, managers or agents with respect to the legal, tax, economic and related considerations of an investment in the Subscribed Notes, and the Subscriber has relied on the advice of, or has consulted with, its Advisers;

(k)        The Subscriber is acquiring the Subscribed Notes solely for such Subscriber’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Subscriber has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Subscribed Notes, and the Subscriber has no plans to enter into any such agreement or arrangement;

(l)        The purchase of the Subscribed Notes represents risk capital and the Subscriber is able to afford an investment in a speculative venture having the risks and objectives of the Company and the loss of all of the purchase price of the Subscribed Notes or the Subscribed Notes, themselves. The Subscriber must bear the substantial economic risks of the investment in the Notes indefinitely because the Subscribed Notes may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the certificates, if any included, representing the Subscribed Notes to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. It is not anticipated that the Subscribed Notes will be freely transferable at any time in the foreseeable future;

(m)        The Subscriber has adequate means of providing for such Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Subscribed Notes for an indefinite period of time;

(n)        The Subscriber is aware that an investment in the Subscribed Notes involves a number of very significant risks and has carefully read and considered such matters;

(o)        The Subscriber meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Accredited Investor Certification contained herein;

(p)        The Subscriber, if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Subscribed Notes, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Subscribed Notes, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity for which the Subscriber is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound;

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(q)        The Subscriber represents to the Company that any information that the Subscriber has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of the Subscribed Notes. The Subscriber further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Subscribed Notes;

(r)        The Subscriber has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Subscriber’s overall commitment to investments that are not readily marketable is not excessive in view of the Subscriber’s net worth and financial circumstances and the purchase of the Subscribed Notes will not cause such commitment to become excessive. The investment is a suitable one for the Subscriber;

(s)        The Subscriber is satisfied that the Subscriber has received adequate information with respect to all matters which the Subscriber, or the Advisers, if any, considers material to the Subscriber’s decision to make this investment;

(t)        No oral or written representations have been made, or oral or written information furnished, to the Subscriber in connection with the offering of the Notes that are in any way inconsistent;

(u)        Within five (5) days after receipt of a request from the Company, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(v)        THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING LETTER. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

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(w)         The Subscriber acknowledges that the Subscribed Notes have not been recommended by any federal or state securities commission or regulatory authority. In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement. Any representation to the contrary is a criminal offense. The Subscribed Notes are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

5.        Indemnification. The Subscriber agrees to indemnify and hold harmless the Company and its respective employees, agents, control persons, shareholders and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein or in any other document delivered in connection with this Subscription Agreement.

6.        Irrevocability; Binding Effect. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

7.        Modification. Neither this Subscription Agreement, nor any part hereof shall be modified or waived except by a written and signed letter of mutual consent.

8.        Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

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9.        Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber and the transfer or assignment of the Notes shall be made only in accordance with all applicable laws.

10.        Applicable Law; Forum. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Ohio relating to contracts entered into and to be performed wholly within such State. The Subscriber hereby irrevocably submits to the jurisdiction of the United States Federal Court sitting in Franklin County, Ohio over any action or proceeding arising out of or relating to this Subscription Agreement or any agreement contemplated hereby, and the Subscriber hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. The Subscriber further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The Subscriber further agrees that any action or proceeding brought against the Company shall be brought only in the United States Federal Court sitting in Franklin County, Ohio. THE SUBSCRIBER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY AND AGREES TO SETTLE ANY DISPUTES BY ARBITRATION.

11.        Blue Sky Qualification. The purchase of Notes under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Subscribed Notes from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in such jurisdiction.

12.        Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

13.        Confidentiality. The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

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14.        Miscellaneous.

(a)        This Agreement constitutes the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)        The Subscriber’s representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Subscribed Notes.

(c)        Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)        This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)        Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)        Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

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INTELLINETICS, INC.
SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

Subscriber hereby elects to subscribe under the Subscription Agreement for a Promissory Note in the Principal Amount of $ 300,000.

Date: NOVEMBER 15, 2011

If the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Subscriber(s)	Street Address
Date	City, State, Zip Code

If the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Alpharion Capital Partners, Inc.		Nevada 27-4514940
Name of Partnership, Corporation, Limited Liability Company or Trust		State of Organization and Federal Taxpayer Identification Number

By:	/s/ Rick Hughes	9300 Shelbyville Road Suite 1000
Name:	Rick Hughes	Street Address
Title:	CEO
	NOVEMBER 15, 2011	Louisville, KY 40222
	Date	City, State, Zip Code

SUBSCRIPTION FOR PROMISSORY NOTE ACCEPTED AND AGREED TO
this 15th day of NOVEMBER, 2011.

INTELLINETICS, INC.

/s/ Matthew L. Chretien

Name: Matthew Chretien

Title: EVP/CTO

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INTELLINETICS, INC.
ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only
(All Individual Investors Must Initial All Items Which Apply, Leave Blank if None Apply):

Initial _______	I have a net worth (excluding the value of my personal residence) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.
Initial _______	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.
Initial _______	I am a manager, director or executive officer of Alpharion Capital Partners, Inc.

For Non-Individual Investors
(All Non-Individual Investors Must Initial Where Appropriate, Leave Blank if None Apply):

Initial _______	the undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet the net worth or income criteria for Individual Investors.
Initial _______	the undersigned certifies that it is a partnership, corporation, Limited Liability Company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.
Initial _______	the undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.
Initial _______	the undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.
Initial _______	the undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet the net worth or income criteria for Individual Investors.
Initial _______	the undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial _______	the undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial _______	the undersigned certifies that it is an organization described in §501(c) (3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.
Initial _______	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.
Initial _______	the undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.
Initial _______	the undersigned certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

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